SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2004

                                      CWT

                                  (Depositor)

   (Issuer in respect of Countrywide Alternative Loan Trust 2004-13CB, Series

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      CWT
                  Countrywide Alternative Loan Trust 2004-13CB
                                Series 2004-13CB

On September 25, 2004, The Bank of New York, as Trustee for CWT, Countrywide Alternative Loan Trust 2004-13CB Series 2004-13CB, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of May 1, 2004, among CWT as Depositor, Countrywide Home Loans Servicing LP, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWT, Countrywide Alternative Loan Trust 2004-13CB Series 2004-13CB relating to the distribution date of September 25, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of May 1, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 25, 2004


                                      CWT


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated September 25, 2004


                             Payment Date: 09/25/04


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
         Countrywide Alternative Loan Trust 2004-13CB, Series 2004-13CB
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        204,291,864.02    5.250000%     1,633,596.22    893,776.91    2,527,373.13       0.00       0.00
                        A2         22,000,000.00    6.000000%             0.00    110,000.00      110,000.00       0.00       0.00
                        A3         44,430,058.00    6.000000%             0.00    222,150.29      222,150.29       0.00       0.00
                        A4          9,490,009.00    0.000000%             0.00          0.00            0.00       0.00       0.00
                        PO          2,594,282.73    0.000000%        13,804.85          0.00       13,804.85       0.00       0.00
Residual                AR                  0.00    5.250000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           5,647,917.09    5.250000%         6,316.39     24,709.64       31,026.02       0.00       0.00
                        B1          2,378,122.79    5.250000%         2,659.59     10,404.29       13,063.88       0.00       0.00
                        B2          1,189,559.54    5.250000%         1,330.35      5,204.32        6,534.68       0.00       0.00
                        B3          1,338,005.41    5.250000%         1,496.37      5,853.77        7,350.14       0.00       0.00
                        B4            743,225.64    5.250000%           831.19      3,251.61        4,082.80       0.00       0.00
                        B5            594,652.37    5.250000%           664.95      2,601.60        3,266.55       0.09       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        294,697,696.59     -            1,660,699.90  1,277,952.43    2,938,652.33       0.09     -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        202,658,267.80              0.00
                                A2         22,000,000.00              0.00
                                A3         44,430,058.00              0.00
                                A4          9,490,009.00              0.00
                                PO          2,580,477.88              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           5,641,600.70              0.00
                                B1          2,375,463.20              0.00
                                B2          1,188,229.18              0.00
                                B3          1,336,509.04              0.00
                                B4            742,394.45              0.00
                                B5            593,987.34              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        293,036,996.60     -
--------------------------------------------------------------------------------

                             Payment Date: 09/25/04


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
         Countrywide Alternative Loan Trust 2004-13CB, Series 2004-13CB
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    204,291,864.02     5.250000% 12667FKG9     7.857228      4.298864    974.740358
                           A2     22,000,000.00     6.000000% 12667FKH7     0.000000      5.000000  1,000.000000
                           A3     44,430,058.00     6.000000% 12667FKJ3     0.000000      5.000000  1,000.000000
                           A4      9,490,009.00     0.000000% 12667FKK0     0.000000      0.000000  1,000.000000
                           PO      2,594,282.73     0.000000% 12667FKL8     5.247515      0.000000    980.894328
Residual                   AR              0.00     5.250000% 12667FKM6     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       5,647,917.09     5.250000% 12667FKN4     1.114198      4.358729    995.166820
                           B1      2,378,122.79     5.250000% 12667FKP9     1.114198      4.358729    995.166820
                           B2      1,189,559.54     5.250000% 12667FKQ7     1.114198      4.358729    995.166820
                           B3      1,338,005.41     5.250000% 12667FKD6     1.114198      4.358729    995.166820
                           B4        743,225.64     5.250000% 12667FKE4     1.114198      4.358729    995.166820
                           B5        594,652.37     5.250000% 12667FKF1     1.114051      4.358729    995.166820
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     294,697,696.59       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
         Countrywide Alternative Loan Trust 2004-13CB, Series 2004-13CB
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       293,036,996.60   293,036,996.60
Loan count                   1548             1548
Avg loan rate           5.527510%             5.53
Prepay amount        1,331,007.42     1,331,007.42

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        60,414.94        60,414.94
Sub servicer fees       15,895.63        15,895.63
Trustee fees             2,210.23         2,210.23


Agg advances                  N/A              N/A
Adv this period         14,639.36        14,639.36

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy             100,000.00       100,000.00
Fraud                3,000,000.00     3,000,000.00
Special Hazard       2,946,976.97     2,946,976.97


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           95.969185%           100.000000%            282,806,213.76
   -----------------------------------------------------------------------------
   Junior            4.030815%             0.000000%             11,878,183.91
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          12                 2,319,216.47
60 to 89 days                           0                         0.00
90 or more                              1                   165,766.00
Foreclosure                             0                         0.00

Totals:                                13                 2,484,982.47
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            2,938,652.33          2,938,652.33
Principal remittance amount            1,660,699.90          1,660,699.90
Interest remittance amount             1,277,952.43          1,277,952.43